UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2013, the Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) approved a change in the form of award agreements to be issued for grants of deferred stock units (“DSUs”) to participants under the Company’s 2004 Long-Term Incentive Plan, including non-employee directors and executive officers, including named executive officers.  As revised, the award agreements provide that dividend equivalents, if any, will be accrued during the vesting period for such DSU award and paid out to such employee or non-employee director only upon vesting of the underlying DSUs.

In addition, the Compensation Committee approved the grant of performance-based DSUs to certain of the Company’s executive officers, including named executive officers, under the Company’s 2004 Long-Term Incentive Plan.  The forms of award agreements to be used in connection with the grant of such performance-based DSUs are filed herewith.

The forms of award agreements to be issued to non-employee directors, named executive officers and executive officers with respect to grants under the 2004 Long-Term Incentive Plan on or after April 3, 2013 are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 8.01              Other Events.

On April 4, 2013, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on June 28, 2013 to shareholders of record at the close of business on June 18, 2013.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are included in this Form 8-K:

Exhibit
Number	Description

10.1	Forms of Deferred Stock Unit Award Agreement and Restricted Stock Award Agreement (each for non-employee directors) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2

Forms of Deferred Stock Unit Award Agreement, Performance-Based Deferred Stock Unit Award Agreement, Restricted Stock Award Agreement and Nonqualified Stock Option Award Agreement (each for named executive officers) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.3	Forms of Deferred Stock Unit Award Agreement, Performance-Based Deferred Stock Unit Award Agreement, Restricted Stock Award

Agreement and Nonqualified Stock Option Award Agreement (each for executive officers) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

99.1	Press Release of the Company dated April 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 9, 2013

THE MEN’S WEARHOUSE, INC.

By:	/s/ Kelly M. Dilts
Kelly M. Dilts
Senior Vice President, Chief Accounting Officer,
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Forms of Deferred Stock Unit Award Agreement and Restricted Stock Award Agreement (each for non-employee directors) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.2

Forms of Deferred Stock Unit Award Agreement, Performance-Based Deferred Stock Unit Award Agreement, Restricted Stock Award Agreement and Nonqualified Stock Option Award Agreement (each for named executive officers) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

10.3

Forms of Deferred Stock Unit Award Agreement, Performance-Based Deferred Stock Unit Award Agreement, Restricted Stock Award Agreement and Nonqualified Stock Option Award Agreement (each for executive officers) under The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

99.1	Press Release of the Company dated April 4, 2013.